                                                               EXHIBIT-(n)(1)(i)

                               AMENDED SCHEDULE A
                                     TO THE
                    AMENDED AND RESTATED MULTIPLE CLASS PLAN
                             PURSUANT TO RULE 18F-3
                                       FOR
                                ING EQUITY TRUST

FUNDS                                                            CLASSES OF SHARES
-----                                                            -----------------
                                                   A      B      C       I       O        Q
                                                  ---    ---    ---     ---     ---      ---
ING Convertible Fund                               X       X     X      N/A     N/A       X
ING Disciplined LargeCap Fund                      X       X     X       X      N/A      N/A
ING Financial Services Fund                        X       X     X      N/A      X        X
ING Fundamental Research Fund                      X       X     X       X      N/A      N/A
ING LargeCap Growth Fund                           X       X     X       X      N/A       X
ING LargeCap Value Fund                            X       X     X       X      N/A      N/A
ING MidCap Value Choice Fund                       X       X     X       X      N/A      N/A
ING MidCap Value Fund                              X       X     X       X      N/A       X
ING MidCap Opportunities Fund                      X       X     X       X      N/A       X
ING Opportunistic LargeCap Fund                    X       X     X       X      N/A      N/A
ING Principal Protection Fund                      X       X     X      N/A     N/A       X
ING Principal Protection Fund II                   X       X     X      N/A     N/A       X
ING Principal Protection Fund III                  X       X     X      N/A     N/A       X
ING Principal Protection Fund IV                   X       X     X      N/A     N/A       X
ING Principal Protection Fund V                    X       X     X      N/A     N/A      N/A
ING Principal Protection Fund VI                   X       X     X      N/A     N/A       X
ING Principal Protection Fund VII                  X       X     X      N/A     N/A      N/A
ING Principal Protection Fund VIII                 X       X     X      N/A     N/A      N/A
ING Principal Protection Fund IX                   X       X     X      N/A     N/A      N/A
ING Principal Protection Fund X                    X       X     X      N/A     N/A      N/A
ING Principal Protection Fund XI                   X       X     X      N/A     N/A      N/A
ING Principal Protection Fund XII                  X       X     X      N/A     N/A      N/A
ING Principal Protection Fund XIII                 X       X     X      N/A     N/A      N/A
ING Principal Protection Fund XIV                  X       X     X      N/A     N/A      N/A
ING Real Estate Fund                               X       X     X       X       X        X
ING SmallCap Opportunities Fund                    X       X     X       X      N/A       X
ING SmallCap Value Choice Fund                     X       X     X       X      N/A      N/A
ING SmallCap Value Fund                            X       X     X       X      N/A       X

Effective Date: December 28, 2005